UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2018 (December 14, 2018)

GENESCO INC.
(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

On December 14, 2018, Genesco Inc., a Tennessee corporation (the “Company”), filed a Current Report on Form 8‑K (the “Original 8-K”) with the Securities and Exchange Commission reporting that the Company and certain of its subsidiaries had entered into a Purchase Agreement (the “Purchase Agreement”) with FanzzLids Holdings, LLC, a Delaware limited liability company (“Buyer”), Fanatics, Inc., a Delaware corporation, and Fanzz Holdings, Inc., a Delaware corporation, pursuant to which the Buyer has agreed to purchase and acquire all of the shares of capital stock of Hat World, Inc., a Minnesota corporation (“Lids”), as well as certain Acquired Assets (as defined in the Purchase Agreement) from GCO Canada Inc., a Canadian corporation (“GCO Canada”), and Flagg Bros. of Puerto Rico, Inc., a Delaware corporation (“Flagg Bros.”), for an aggregate purchase price of $100.0 million in cash, subject to certain adjustments set forth in the Purchase Agreement (the “Transaction”). The Company is filing this Amendment No. 1 to amend the Original 8-K to report that there will be an impairment charge with respect to and certain costs associated with the Transaction.  The disclosure included in the Original 8-K otherwise remains unchanged.

Item 2.05    Costs Associated with Exit or Disposal Activities.

As described in Item 1.01 in the Original 8-K, in connection with the Transaction, the Company concluded that, in accordance with generally accepted accounting principles, it expects its carrying value will exceed the agreed purchase price less costs to sell and expects to report a pre-tax impairment charge of approximately $127 million to $132 million relating to the sale of all of the shares of capital stock of Lids and certain Acquired Assets of GCO Canada and Flagg Bros. The impairment charge will be non-cash except for the expenses discussed below. The Company expects these charges will be reported in the Company’s results of operations for the three months and year ending February 2, 2019.

The Company estimates that it will incur a total of approximately $6 million of expenses related to the Transaction consisting primarily of advisor fees, marketing costs, retention benefits and other transition and closing related costs; $0.4 million of this expense was recognized as incurred prior to the fourth quarter of the Company’s fiscal 2019, and substantially all of the remainder is expected to be recognized as Transaction-related cash expenses at the closing of the Transaction which is currently expected in the fourth quarter of the Company’s fiscal 2019.  The Company may incur additional costs associated with the Transaction as the foregoing costs are estimates and subject to change.

Item 2.06    Material Impairments.

The information required by Item 2.06 is included under Item 2.05 on this Current Report on Form 8-K/A and is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K/A contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that the Company or its management believes or anticipates may occur in the future, including the closing of the Transaction and the timing thereof, the actual amount of any impairment charge and expenses related to the Transaction, the amount of net proceeds and the use of all or a portion of any proceeds. All forward-looking statements are based upon the Company’s current expectations, various assumptions, and data available from third parties. The Company’s expectations and assumptions are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including: the possibility that the Transaction will not close or that the closing may be delayed; the potential for litigation or governmental investigations relating to the Transaction; the occurrence of events, changes or circumstances that could give rise to the termination of the Purchase Agreement; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the Transaction; the risk that the financing required to fund the Transaction becomes unavailable; completing the transaction may distract the Company’s management from other important matters; alternative uses of capital and prevailing financial, market, and industry conditions which could impact the decision of the Company to repurchase its shares; the impact that authorization for the share repurchase previously announced by the Company does not require the Company to repurchase a specific dollar value or specific number of shares; the impact that the terms surrounding the share repurchase may be modified, extended, or terminated by the board of directors at any time; and the other factors discussed in “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2018 and in the Company’s other filings with the Securities and Exchange Commission which are available at http://www.sec.gov.
The Company undertakes no obligation to update publicly or revise any forward-looking statements in light of new information or future events. For any forward-looking statements contained in this or any other document, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company assumes no obligation to update any such statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: December 19, 2018	By:	/s/ Roger G. Sisson
	Name:	Roger G. Sisson
	Title:	Senior Vice President, Secretary and General Counsel